UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 15, 2022
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-01405	DELMARVA POWER & LIGHT COMPANY	51-0084283
(a Delaware and Virginia corporation) 500 North Wakefield Drive Newark, Delaware 19702-5440 (202) 872-2000

001-03559	ATLANTIC CITY ELECTRIC COMPANY	21-0398280
(a New Jersey corporation) 500 North Wakefield Drive Newark, Delaware 19702-5440 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On November 16, 2021, Atlantic City Electric Company (ACE) and Delmarva Power & Light Company (DPL) each entered into a Bond Purchase Agreement (the ACE Purchase Agreement and DPL Purchase Agreement, respectively) with certain institutional investors. See Item 2.03 below for a description of the bonds issued by ACE pursuant to the ACE Purchase Agreement and by DPL pursuant to the DPL Purchase Agreement on February 15, 2022.

Section 2 – Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant

ACE Additional Bonds

On November 16, 2021, ACE entered into the ACE Purchase Agreement for the offer and sale of (i) $75,000,000 aggregate principal amount of its First Mortgage Bonds, 2.27% Series due February 15, 2032 (Initial 2032 Bonds), (ii) $25,000,000 aggregate principal amount of its First Mortgage Bonds, 2.27% Series due February 15, 2032 (the Additional 2032 Bonds) and (iii) $150,000,000 aggregate principal amount of its First Mortgage Bonds, 3.06% Series due February 15, 2052 (the 2052 Bonds, and collectively with the Additional 2032 Bonds, the ACE Additional Bonds and collectively with the Initial 2032 Bonds, the ACE Bonds). The form of the ACE Additional Bonds is filed herewith as Exhibit 4.1.

The ACE Additional Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the ACE Additional Bonds occurred on February 15, 2022. ACE intends to apply the proceeds of the sale of the ACE Additional Bonds to repay existing indebtedness and for general corporate purposes.

The ACE Additional Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of January 15, 1937, from ACE to The Bank of New York Mellon (formerly Irving Trust Company), as successor trustee, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 1, 2022 (the ACE Supplemental Indenture), establishing the terms of the ACE Additional Bonds. A copy of the ACE Supplemental Indenture is filed herewith as Exhibit 4.2.

DPL Bonds

On November 16, 2021, DPL entered into the DPL Purchase Agreement for the offer and sale of $125,000,000 aggregate principal amount of its First Mortgage Bonds, 3.06% Series due February 15, 2052 (the DPL Bonds). The form of the DPL Bonds is filed herewith as Exhibit 4.3.

The DPL Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the DPL Bonds occurred on February 15, 2022. DPL intends to apply the proceeds of the sale of the DPL Bonds to repay existing indebtedness and for general corporate purposes.

The DPL Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of October 1, 1943, from DPL to The Bank of New York Mellon (formerly The New York Trust Company) as successor trustee, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 1, 2022 (the DPL Supplemental Indenture), establishing the terms of the DPL Bonds. A copy of the DPL Supplemental Indenture is filed herewith as Exhibit 4.4.

J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Scotia Capital (USA) Inc. acted as joint lead placement agents in connection with the proposed issuance, offering and sale by ACE of the ACE Bonds and by DPL of the DPL Bonds.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
1.1	Purchase Agreement, dated November 16, 2021 among ACE and the purchasers signatory thereto (File No. 001-03559, Form 8-K dated November 16, 2021, Exhibit 1.1)
1.2	Purchase Agreement, dated November 16, 2021 among DPL and the purchasers signatory thereto (File No. 001-01405, Form 8-K dated November 16, 2021, Exhibit 1.2)
4.1	Form of ACE Additional Bonds (included in Exhibit 4.2)
4.2	ACE Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 1, 2022
4.3	Form of DPL Bonds (included in Exhibit 4.4)
4.4	DPL Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 1, 2022
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This combined Current Report on Form 8-K is being furnished separately by Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2020 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; (2) the Registrants' Third Quarter 2021 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 15, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMARVA POWER & LIGHT COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Delmarva Power & Light Company

ATLANTIC CITY ELECTRIC COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Atlantic City Electric Company
February 15, 2022

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated November 16, 2021 among ACE and the purchasers signatory thereto (File No. 001-03559, Form 8-K dated November 16, 2021, Exhibit 1.1)
1.2	Purchase Agreement, dated November 16, 2021 among DPL and the purchasers signatory thereto (File No. 001-01405, Form 8-K dated November 16, 2021, Exhibit 1.2)
4.1	Form of ACE Additional Bonds (included in Exhibit 4.2)
4.2	ACE Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 1, 2022
4.3	Form of DPL Bonds (included in Exhibit 4.4)
4.4	DPL Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 1, 2022
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.